SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: January 5, 2004


                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                           43-1309065
(Commission File Number)                    (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                    63301
(Address of Principal Executive Offices)                  (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

         On January 5, 2004 LMI Aerospace, Inc. (the "Company") and Union Planters Bank, N.A. (the "Bank") entered into a Twelfth Amendment to Loan Agreement (the "Twelfth Amendment"), amending that certain Loan Agreement dated as of August 15, 1996 (the" Loan Agreement") between Leonard's Metal, Inc., the predecessor in interest to the Company, and Magna Bank, National Association, the predecessor in interest to the Bank. By the terms of the Loan Agreement, as amended by the Eleventh Amendment to Loan Agreement dated April 15, 2003 (the "Eleventh Amendment"), the Company's Revolving Line of Credit was to mature on January 5, 2004. The Company and the Bank entered into the Twelfth Amendment in order to amend the Loan Agreement to (i) extend the maturity on the Company's Revolving Line of Credit from January 5, 2004 until March 31, 2004, and (ii) waive an event of default arising under Section 8.01(i) of the Loan Agreement because the Company and the Bank did not enter into an amendment to the Loan Agreement on or before January 5, 2004 establishing minimum levels of Consolidated EBITDA to apply for periods after December 31, 2003. In addition, the Twelfth Amendment amended the Loan Agreement in order to memorialize the value of certain reductions in the available amount under the Company's
Revolving Line of Credit previously made in accordance with the terms of the Eleventh Amendment.

         The Company is in the process of restructuring its debt obligations under the Loan Agreement, including the Revolving Line of Credit. Although the Company believes it will be successful in this endeavor, there can no assurance that the Company will be successful in restructuring its debt obligations prior to the expiration of the Revolving Line of Credit on March 31, 2004, or in the alternative, that the Company will be successful in obtaining replacement financing on suitable terms by such date.

         This Form 8-K includes forward-looking statements related to LMI Aerospace's outlook for 2004 and future periods, which are based on current management expectations. Such forward-looking statements are subject to various risks and uncertainties, many of which are beyond the control of LMI Aerospace, Inc. Actual results could differ materially from the forward-looking statements as a result, among other things, of the factors detailed from time to time in LMI Aerospace's filings with the Securities and Exchange Commission. Please refer to the introductory disclosures beginning on page one and under the heading Risk Factors starting on page three of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for more details.


Item 7.  Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit Number             Description

         10.1                       Twelfth Amendment to Loan Agreement


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 5, 2004

                                    LMI AEROSPACE, INC.


                                    By: /s/ Lawrence E. Dickinson
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                                        Lawrence E. Dickinson
                                        Chief Financial Officer and Secretary